Investments (Maturities of Available-For-Sale Debt Securities Included in Short-Term Investments and Investments) (Detail) ¥ in Millions	Dec. 31, 2017 JPY (¥)
Cost
Due within one year	¥ 1,222
Due after one year through five years	605
Due after five years	340
Available-for-sale Debt Securities, Amortized Cost Basis	2,167
Fair value
Due within one year	1,222
Due after one year through five years	605
Due after five years	506
Available-for-sale Securities, Debt Securities	¥ 2,333